Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350 of chapter 63 of title 18 of the United States Code), the undersigned officer of Akumin Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:
This quarterly report on Form 10-Q for the period ended September 30, 2022 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2022	By:	/s/ Riadh Zine
Riadh Zine
Chief Executive Officer
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350 of chapter 63 of title 18 of the United States Code), the undersigned officer of Akumin Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:
This quarterly report on Form 10-Q for the period ended September 30, 2022 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2022	By:	/s/ David Kretschmer
David Kretschmer
Interim Chief Financial Officer